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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

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                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported): January 3, 2001



                                 AMEDISYS, INC.
               (Exact Name of Registrant as Specified in Charter)


                                    Delaware
                         (State or Other Jurisdiction of
                         Incorporation or Organization)

        0-24260                                         11-3131700
        --------                                        ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)


                11100 Mead Road, Suite 300, Baton Rouge, LA 70816
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (225) 292-2031
              (Registrant's telephone number, including area code)



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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not applicable.

ITEM 5.  OTHER EVENTS

                  On January 3, 2001, Amedisys, Inc., "the Company" issued a press release attached hereto as Exhibit 99.2 to announce that it has sold its interest in East Houston Surgery Center, Ltd. to East Houston Physician Surgical Services, Ltd, L.P.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Business Acquired.

                  Not applicable.

         (b)      Pro Forma Financial Information.

                  Not applicable.

         (c)      Exhibit
                  No.

                                                                           Page

                  99.2 (i)Press Release dated January 3, 2001
                  announcing sale of interest in East Houston
                  Surgery Center, Ltd..................................... A-1

                  (i) Filed herewith.

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S

         Not applicable.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMEDISYS, INC.

By:   /s/ John M. Joffrion
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John M. Joffrion
Senior Vice President of Finance
Principal Accounting and Financial Officer

DATE: January 3, 2001